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                                                                    EXHIBIT 32.2

CHIEF FINANCIAL OFFICER'S CERTIFICATION REQUIRED UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TIB Financial Corp. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, David P. Johnson, Executive Vice President and Chief Financial Officer, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 7, 2003
                            /s/ David P. Johnson
                            ----------------------------------------------------
                            David P. Johnson
                            Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to TIB Financial Corp. and will be retained by TIB Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.